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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       ----------------------------------


        Date of report (Date of earliest event reported): August 14, 2002
                                                          ---------------



                       SUMMIT PROPERTIES PARTNERSHIP, L.P.
               (Exact name of Registrant as specified in charter)



         Delaware                       0-22411                  56-1857809
         --------               ------------------------     ------------------
(State or other jurisdiction    (Commission file number)       (IRS employer
     of incorporation)                                       identification no.)




             309 E. Morehead Street, Suite 200, Charlotte, NC 28202
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)



                                 (704) 334-3000
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
              (Former name, former address and former fiscal year,
                          if changed since last report)



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Item 9.  Regulation FD Disclosure.

         On August 14, 2002, in connection with the filing by Summit Properties Partnership, L.P. (the "Partnership") of its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Report") and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the Chief Executive Officer and the Chief Financial Officer of Summit Properties Inc., the general partner of the Partnership, certified to his knowledge that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

         The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing of the Partnership under the Securities Act of 1933, as amended. Furthermore, the furnishing of this Current Report on Form 8-K is not intended to constitute a determination by the Partnership that the information is material or that the dissemination of the information is required by Regulation FD.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SUMMIT PROPERTIES PARTNERSHIP, L.P.

                                         By:  Summit Properties Inc.
                                              Its General Partner


Dated: August 14, 2002                   By:  /s/ Gregg D. Adzema
                                              ----------------------------------
                                         Name:  Gregg D. Adzema
                                         Title: Executive Vice President and
                                                Chief Financial Officer




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